                                                                  EXHIBIT 10(ww)

                          NINETEENTH AMENDMENT AND
                           MODIFICATION AGREEMENT



      NINETEENTH AMENDMENT AND MODIFICATION AGREEMENT dated as of May 17, 1994 (this "Amendment") by and among STERLING SOFTWARE, INC., a Delaware corporation (the "Company"), the direct and indirect subsidiaries of the Company listed on the signature pages hereto (collectively, the "Sterling Subsidiaries"), THE FIRST NATIONAL BANK OF BOSTON and BANK ONE, TEXAS, NATIONAL ASSOCIATION (collectively, the "Banks") and THE FIRST NATIONAL BANK OF BOSTON, as agent (the "Agent") for the Banks, amending certain provisions of an Amended and Restated Revolving Credit and Term Loan Agreement dated as of June 8, 1990 (as heretofore amended the "Loan Agreement") by and among the Company, the Banks and the Agent and certain of the other Loan Documents, (as defined in the Loan Agreement). Terms not otherwise defined herein which are defined in the Loan Agreement shall have the respective meanings herein assigned to such terms in the Loan Agreement.

      WHEREAS, upon the terms and subject to the conditions contained herein, the Company, the Agent and the Banks wish to amend certain provisions of the Loan Agreement and of certain of the other Loan Documents;

      NOW, THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement, the other Loan Documents and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the parties hereto hereby agree as follows:

      (S)1.  Amendment To (S)1.1 of the Loan Agreement.  Section 1.1 of the Loan
             --------- -- ------ -- --- ---- ---------
Agreement is hereby amended by deleting the words "The First National Bank of Boston or its affiliates" from the definition of "Foreign Obligations" and substituting in lieu thereof the words "either Bank or any affiliate of either Bank".

      (S)2.  Amendment To (S)9.1 of the Loan Agreement.  Section 9.1 of the Loan
             --------- -- ------ -- --- ---- ---------
Agreement is hereby amended by deleting the dollar amount "$5,000,000" from subsection (h) thereof and inserting in lieu thereof the dollar amount "$15,000,000".

      (S)3.  Amendment To The Pledge Agreement.  The Pledge Agreement is hereby
             --------- -- --- ------ ---------
amended by:

      (a)  deleting from the definition of "Foreign Obligations" contained in
(S)2(d) thereof the words "The First National Bank of Boston or any of its affiliates" and substituting in lieu thereof the words "either Bank or any affiliate of either Bank"; and

      (b) by deleting the final sentence of (S)12 thereof in its entirety and substituting in lieu thereof the following new sentence:
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                                      2


           "Except as otherwise provided in this (S)12, the Agent shall apply the residue of any proceeds of collection or sale of the Collateral first to the Obligations ratably among the Banks and the Agent until paid in full, with proper allowance being made for any Obligations not then due, and next to the Foreign Obligations ratably between the Banks until paid in full, with proper allowance being made for any Foreign Obligations not then due."

      (S)4.  Amendment To the Assignment Agreement.  The Assignment Agreement is
             --------- -- --- ---------- ---------
hereby amended by:

      (a) deleting the words "The First National Bank of Boston or any of its affiliates" from the definition of "Foreign Obligations" and substituting in lieu thereof the words "either Bank or any affiliate of either Bank";

      (b) deleting the first sentence of (S)6 thereof in its entirety and substituting in lieu thereof the following text:

           "Following the occurrence of (a) any acceleration of the Obligations pursuant to (S)11 of the Loan Agreement, or of the Foreign Obligations pursuant to the terms of the guaranty agreements of the Company evidencing the Foreign Obligations, or (b) the occurrence of any Event of Default specified in (S)(S)11(g), (h) or (k) of the Loan Agreement, should any payment on account of or any collateral for any part of the Intercompany Indebtedness be received by the Company, such payment or collateral shall be delivered forthwith to the Agent by the Company for application first to the Obligations until paid in full and then to the Foreign Obligations (ratably between the Banks) until paid in full, in the form received except for the addition of any endorsement or assignment necessary to effect transfer of all rights therein to the Agent.";

      (c) inserting in (S)11 thereof the words "ratably between the Banks until paid in full" after the words "next to the payment of the Foreign Obligations" and before the text ", proper allowance being made for interest on Foreign Obligations not then due,"; and

      (d) inserting in (S)13 thereof, after the words "to the payment of the Foreign Obligations" and before the words "in full, proper allowance being made for any Foreign Obligations not then due" the words "ratably between the Banks until paid".

      (S)5.  Intercreditor Arrangements.  Section 16 of the Sixth Amendment and
             ------------- ------------
Modification Agreement dated as of August 31, 1992 by and among the Company, the Agent, the Banks and the Sterling Subsidiaries party thereto is hereby deleted in its entirety. The parties hereby agree that notwithstanding anything to the contrary in any other agreement or document, (a) any and all security interests, liens or other rights claimed by either Bank in any collateral under the Assignment Agreement or the Pledge Agreement which secures the Foreign Obligations (the "Specified Collateral") shall be subordinate and junior to any and all security interests, liens or other rights in any such collateral now or hereafter claimed by the Agent and the Banks in connection with the Obligations, and (b) neither Bank will assert or attempt to enforce or avail itself of the
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                                      3


Specified Collateral as security for the Foreign Obligations other than (i) upon the payment in full of the Obligations, (ii) with the consent of the Banks, or
(iii) concurrently with the assertion or attempted enforcement by the Agent, on behalf of the Banks, of any pre-judgment or post-judgment liens or rights in or claims against any collateral securing the Obligations, with the proceeds thereof to be distributed in accordance with the terms of the Pledge Agreement, as amended, and the Assignment Agreement, as amended.

      (S)6.  Conditions To Effectiveness.  This Amendment shall be deemed to be
             ---------- -- -------------
effective as of May 17, 1994 (the "Effective Date") upon the receipt by the Agent, on or before May 24, l994, of facsimile copies of original counterparts (to be followed promptly by original counterparts) or original counterparts of this Amendment, duly executed by each of the Company, the Sterling Subsidiaries, the Agent and the Banks.

      (S)7.  Representation and Warranties; No Default; Authorization.  Each of
             -------------- --- ----------  -- -------  -------------
the Company and the Sterling Subsidiaries hereby represents and warrants to each of the Agent and the Banks as follows:

      (a) Each of the representations and warranties of the Company and the Sterling Subsidiaries contained in the Loan Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Loan Agreement, the other Loan Documents or this Amendment was true as of the date as of which it was made and is true as and at the date of this Amendment, and no Default or Event of Default has occurred and is continuing as of the date of this Amendment; and

      (b) This Amendment has been duly authorized, executed and delivered by the Company and each of the Sterling Subsidiaries and shall be in full force and effect upon the satisfaction of the conditions set forth in (S)6 hereof, and the agreements of the Company and each of the Sterling Subsidiaries party hereto contained herein, in the Loan Agreement, as amended, and the other Loan Documents, as amended, respectively constitute the legal, valid and binding obligations of the Company and each of the Sterling Subsidiaries party hereto, enforceable against the Company or such Sterling Subsidiary in accordance with their respective terms.

      (S)8.  Ratification etc.  Except as expressly amended hereby, the Loan
             ------------ ---
Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. All references in the Loan Agreement or such other Loan Documents or in any related agreement or instrument to the Loan Agreement or such other Loan Documents shall hereafter refer to such agreements as amended hereby and as previously amended, if previously amended, pursuant to the provisions of the Loan Agreement.

      (S)9.  Implied Waiver.  Except as expressly provided herein, nothing
             ------- ------
contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of the Company or any right of the Agent or the Banks consequent thereon.
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                                      4


      (S)10.  Counterparts.  This Amendment may be executed in one or more
              ------------
counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

      (S)11.  Governing Law.  THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED
              --------- ---
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).
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                                      5


      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

                                THE FIRST NATIONAL BANK OF BOSTON,
                                Individually and as Agent


                                By:
                                   ------------------------------------
                                   Title:

                                BANK ONE, TEXAS, NATIONAL ASSOCIATION


                                By: /s/ Michael Silverman
                                   ------------------------------------
                                   Michael Silverman
                                   Vice President

                                STERLING SOFTWARE, INC.


                                By: /s/ Vicki L. Hill
                                   -------------------------------------
                                   Vicki L. Hill
                                   Vice President,
                                   Treasurer

Each of the undersigned hereby (1) executes the foregoing Amendment for purposes of (S)(S)4 and 6 hereof and (2) acknowledges the foregoing Amendment as of the Effective Date and agrees that its obligations under the Guaranty will extend to the Loan Agreement, as so amended, and the other Loan Documents, as so amended.

                                STERLING SOFTWARE (MIDWEST), INC.
                                (formerly Creative Data Systems, Inc.)


                                By: /s/ Vicki L. Hill
                                   ------------------------------------
                                   Vicki L. Hill
                                   Assistant Treasurer
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                                      6


                                STERLING SOFTWARE
                                (NORTHERN AMERICA), INC.
                                (formerly Directions, Inc.)


                                By: /s/ Vicki L. Hill
                                   ---------------------------------
                                   Vicki L. Hill
                                   Assistant Treasurer

                                STERLING SOFTWARE
                                (UNITED STATES), INC.
                                (formerly Zanthe, Inc. Dylakor, Inc.
                                and Answer Systems, Inc.


                                By: /s/ Vicki L. Hill
                                   ---------------------------------
                                   Vicki L. Hill
                                   Assistant Treasurer

                                STERLING SOFTWARE (AMERICA), INC.
                                (formerly Ordernet Services, Inc.)


                                By: /s/ Vicki L. Hill
                                   ---------------------------------
                                   Vicki L. Hill
                                   Assistant Treasurer

                                STERLING CHECK LIQUIDATION, INC.


                                By: /s/ Vicki L. Hill
                                   ---------------------------------
                                   Vicki L. Hill
                                   Assistant Treasurer

                                 STERLING SOFTWARE (U.S.A.), INC.
                                 (formerly Systems Software Marketing,
                                 Inc. and Software Laboratories, Inc.)


                                By: /s/ Vicki L. Hill
                                   ---------------------------------
                                   Vicki L. Hill
                                   Assistant Treasurer
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                                      7


                                STERLING DISTRIBUTION SERVICES, INC.


                                By:/s/ Vicki L. Hill
                                   ---------------------------------
                                   Vicki L. Hill
                                   Assistant Treasurer

                                STERLING SOFTWARE (US), INC.
                                (formerly known as Sterling
                                Federal Systems, Inc.
                                and Sterling IMD, lnc.)


                                By:/s/ Vicki L. Hill
                                   ---------------------------------
                                   Vicki L. Hill
                                   Assistant Treasurer

                                SYSTEMS CENTER, INC.
                                (formerly Sterling Software, Inc.
                                a Wyoming corporation)


                                By:/s/ Vicki L. Hill
                                   ---------------------------------
                                   Vicki L. Hill
                                   Assistant Treasurer

                                STERLING SOFTWARE LEASING COMPANY


                                By:/s/ Vicki L. Hill
                                   ---------------------------------
                                   Vicki L. Hill
                                   Assistant Treasurer

                                STERLING SOFTWARE
                                INTERNATIONAL, INC.


                                By:/s/ Vicki L. Hill
                                   ---------------------------------
                                   Vicki L. Hill
                                   Assistant Treasurer
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                                      8


                                STERLING ZEROONE, INC.


                                By: /s/ Vicki L. Hill
                                   ---------------------------------
                                   Vicki L. Hill
                                   Assistant Treasurer

                                ZEROONE SYSTEMS, INC.


                                By: /s/ Vicki L. Hill
                                   ---------------------------------
                                   Vicki L. Hill
                                   Assistant Treasurer

                                STERLING SOFTWARE (UNITED STATES
                                OF AMERICA), INC.


                                By: /s/ Vicki L. Hill
                                   ---------------------------------
                                   Vicki L. Hill
                                   Assistant Treasurer

                                STERLING SOFTWARE
                                (NORTH AMERICA), INC.


                                By: /s/ Vicki L. Hill
                                   ---------------------------------
                                   Vicki L. Hill
                                   Assistant Treasurer

                                STERLING SOFTWARE
                                (U.S. OF AMERICA), INC.


                                By: /s/ Vicki L. Hill
                                   ---------------------------------
                                   Vicki L. Hill
                                   Assistant Treasurer